UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: December 14, 2015

ANADARKO PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8968	76-0146568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive offices)

Registrant’s telephone number, including area code (832) 636-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On December 17, 2015, Anadarko Petroleum Corporation (“Anadarko”) announced that it entered into an Amendment and Maturity Extension Agreement (the “Amendment”), effective December 14, 2015, with JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent, and the other lenders party thereto. The Amendment amended that certain Credit Agreement, dated June 17, 2014, among Anadarko, as borrower, JPMorgan, as administrative agent, Wells Fargo Bank, National Association, as syndication agent, Bank of America, N.A., Citibank, N.A., The Royal Bank of Scotland plc and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as co-documentation agents, and the additional lenders party thereto (as previously amended, the “Five-Year Credit Facility”).
The Amendment extends the Maturity Date, as defined in the Five-Year Credit Facility, from January 23, 2020 to January 23, 2021. The Amendment also implements certain administrative and definitional changes related to the availability and calculation of Swingline Loans and Swingline Exposure, each as defined in the Five-Year Credit Facility.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above hereby is incorporated into this Item 2.03 by reference.

Item 7.01 Regulation FD Disclosure.
On December 17, 2015, Anadarko provided guidance on the remainder of 2015. This information is contained in the press release included in this report as Exhibit 99.1 and is incorporated herein by reference. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment and Maturity Extension Agreement, dated December 14, 2015, among Anadarko Petroleum Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto.
99.1	Press release of Anadarko Petroleum Corporation, dated December 17, 2015.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANADARKO PETROLEUM CORPORATION
(Registrant)

December 17, 2015	By:	/s/ AMANDA M. McMILLIAN
Amanda M. McMillian
Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment and Maturity Extension Agreement, dated December 14, 2015, among Anadarko Petroleum Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto.
99.1	Press release of Anadarko Petroleum Corporation, dated December 17, 2015.